Exhibit 99.1

NEWS RELEASE

NASDAQ:EU

TSXV:EU

September 10, 2025

www.encoreuranium.com

enCore Energy Corp. Appoints Mr. Kevin Kremke as Chief Financial Officer

September 10, 2025 – Dallas, Texas – enCore Energy Corp. (NASDAQ: EU) (TSXV: EU) (the “Company” or “enCore”), America’s Clean Energy Company™, announced today the appointment of Mr. Kevin Kremke as Chief Financial Officer, effective October 1st, 2025.

William M. Sheriff, Executive Chairman, stated: “On behalf of the Board of Directors, it is my pleasure to welcome Kevin to the position of Chief Financial Officer of enCore Energy. As we continue our aggressive growth strategy establishing enCore as America’s Clean Energy Company, it is essential that we incorporate talented and proven individuals to our team who can help achieve that growth. Kevin’s depth of financial expertise, combined with his leadership experience in energy and natural resources, will strengthen our organization and support our strategy to provide the necessary fuel for domestic nuclear energy and deliver increasing value to our shareholders. His extensive background in corporate finance, capital markets, and strategic planning will be instrumental to the Company now and into the future. On behalf of the entire enCore team, I welcome Kevin aboard.”

Mr. Kevin Kremke, Chief Financial Officer

Mr. Kremke is a seasoned finance executive and strategic operator with a proven record of driving growth, transformation, and disciplined financial stewardship across diverse industries. With deep expertise spanning corporate finance, M&A, capital markets, and operational leadership, he brings the rare ability to balance strategic vision with hands-on execution.

Mr. Kremke has held Chief Financial Officer roles in both large publicly traded and private equity companies, where he has guided organizations through periods of rapid expansion, restructuring, and complex capital-raising initiatives. His work includes leading large-scale budgeting and forecasting processes, executing merger and acquisitions transactions, and optimizing capital structures to strengthen shareholder value. Known for his collaborative leadership style, Mr. Kremke partners closely with the C-suite of officers, the Board of Directors, and investors to align financial strategy with long-term business goals. He brings broad experience from the oil and gas, electric power, and energy transition industries.

Mr. Kremke holds an M.B.A. from the University of Chicago Booth School of Business and B.S. from Ball State University.

In conjunction with this appointment, the Company has granted Mr. Kremke a total of 250,000 options and 250,000 restricted stock units. Each option is exercisable to acquire a common share of the Company at a price of US$2.30 for a period of four years. The options are subject to vesting on the basis of 25% every 12 months. The restricted stock units entitle the holder to receive common shares of the Company upon vesting, with vesting occurring over a four-year period on the basis of 25% every 12 months. The grants are subject to the terms of the Company’s long term incentive plan.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for nuclear energy as the only United States uranium company with multiple Central Processing Plants in operation. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of ISR uranium operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following upon enCore’s demonstrated success in South Texas, future projects in enCore’s planned project pipeline include the Dewey Burdock project in South Dakota and the Gas Hills project in Wyoming. The Company holds other assets including non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate developments.

Contact:

William M. Sheriff

Executive Chairman

972-333-2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “will”, “expects”, “plans”, “believes”, “intends”, “estimates”, “projects”, “continue”, “potential”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, and any statements regarding future expectations, beliefs, goals or prospects, including the Company’s strategy to provide nuclear fuel and deliver sustainable value to its shareholders. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward-looking statement. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including, without limitation, exploration and development risks, changes in commodity prices, access to skilled personnel, the results of exploration and development activities; extraction risks; uninsured risks; regulatory risks; defects in title; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations;

litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; increased competition; assumptions regarding market trends and the expected demand and desires for the Company’s products and proposed products; reliance on industry equipment manufacturers, suppliers and others; the failure to adequately protect intellectual property; the failure to adequately manage future growth; adverse market conditions, the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above which include risks as disclosed in the Company’s filings on SEDAR+ and with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, management discussion and analysis and annual information form. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov and www.sedarplus.ca.

Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.